Exhibit 99

F & M Bank Corp.---News and Financials

F & M BANK CORP. ANNOUNCES RECORD ANNUAL EARNINGS

TIMBERVILLE, VA—February 14, 2005— F & M Bank Corp. (OTC Bulletin Board: FMBM), the holding company for Farmers & Merchants Bank, TEB Life Insurance Company and Farmers & Merchants

Financial Services today reported record annual net income for 2004 of $4,350,000, or $1.80 per share,

compared with $4,012,000, or $1.66 per share for 2003, an increase of 8.43% per share. Return on average assets was 1.31% and return on average equity was 13.11% for 2004, compared with 1.29%

and 13.13%, respectively, for 2003. The growth in annual net income was primarily due to a 6.88%

increase in net interest income, and a 12.10% growth in non-interest income. The increase in non-interest income included a 197.21% increase in securities gains. The growth in revenues was partially offset by a

6.70% increase in operating expenses.

Net income for the quarter ended December 31, 2004 was $1,183,000, or $0.49 per share, compared with $892,000, or $0.37 per share, for the fourth quarter of 2003. The 32.43% increase in quarterly net income was primarily attributable to a 12.22% rise in net interest income, and a 37.84% increase in non-interest income. Operating expenses increased 8.14% for the fourth quarter of 2004 when compared to the same period in the prior year.

Total loans outstanding increased $84,891,000; a large portion of this was due to an increase in a short-term mortgage loan participation program which totaled $47,150,000 (shown in the attached tables as Loans Held for Sale) at year end. “These participations are short term and are somewhat cyclical, but they contributed significantly to our interest income in 2004. Our loans held for investment also increased by $37,741,000 which is record growth for our Bank. With this overall increase, our net interest margin increased $734,000 compared to 2003,” commented Dean W. Withers, President & CEO of F & M Bank

Corp.

F & M Bank Corp, is an independent, locally-owned, community bank, offering a full range of financial services, through eight banking offices in Rockingham and Shenandoah Counties, Virginia. Additional

information may be found by contacting us on the internet at www.farmersandmerchants.biz or by calling:

(540) 896-8941.

This press release may contain “forward-looking statements” as defined by federal securities laws,

which may involve significant risks and uncertainties. These statements address issues that involve risks,

uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Factors that could have a material adverse effect on our operations and future prospects include, but are not limited to, changes in: interest rates, general economic conditions, legislative and regulatory policies, and a variety of other matters.

Other risk factors are detailed from time to time in our Securities and Exchange Commission filings.

Readers should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. We undertake no obligation to update these statements following the date of this press release.

SOURCE:

F & M Bank Corp.

CONTACT:

Neil Hayslett, SVP/CFO, Farmers & Merchants Bank

540-896-8941 or neilhayslett@farmersandmerchants.biz

F & M Bank Corp.
Financial Highlights
(In Thousands Except Ratios)

	Twelve Months Ended December 31				Three Months Ended December 31
	2004	2003	Change		2004	2003	Change

Financial Ratios
Return On Average Assets	1.31%	1.29%	2	BP	1.52%	1.15%	40	BP
Return On Average Shareholders' Equity	13.11%	13.13%	(2)		13.95%	11.32%	379
Net Interest Margin (FTE)	3.78%	3.82%	(4)		3.75%	3.75%	(46)
Efficiency Ratio, core earnings	56.66%	55.90%	(76)		55.30%	56.36%	1,226
Book Value per Share	$14.21	$13.35	6.44%	%

Average Balances
Loans held for sale	21,078	98	21,408.16%		44,543	295	14,999.3%
Loans held for investment	226,841	202,496	12.02		243,603	207,011	17.7
Earning Assets	306,204	284,277	7.7		337,913	289,544	16.7
Total Assets	331,728	309,821	7.07		361,628	310,980	16.3
Interest-Bearing Deposits	207,242	205,588	0.8		206,339	207,109	(0.4)
Total Deposits	244,646	237,030	3.21		248,510	241,219	3.0
Short-term Debt	24,792	7,179	245.4		50,875	6,598	671.1
Long-term Debt	25,274	29,378	(14.0)		25,420	28,994	(12.3)

Allowance For Loan Losses
Beginning Balance	1,484	1,477	0.5%		1,548	1,528	1.3%
Provision For Loan Losses	240	226	6.2		60	61	(1.6)
Loans Charged Off	(296)	(295)	0.3		(114)	(125)	(8.8)
Recoveries	83	76	9.2		17	20	(15.0)
Ending Balance	1,511	1,484	1.8		1,511	1,484	1.8

Nonperforming Assets
Nonperforming Loans:
Past Due 90 Days Or More	1,379	1,614	(14.6)%
Nonaccrual Loans	864	0	N/A
Restructured Loans	0	0	0.0
Total Nonperforming Loans	2,243	1,614	39.0%
Other Real Estate	0	0	0.0
Total Nonperforming Assets	2,243	1,614	39.0%

F & M Bank Corp.
Consolidated Balance Sheets
(In Thousands)

	December 31
	2004	2003	Change
Assets
Cash and due from banks	$7,938	$5,665	40.12%
Interest-bearing bank balances	9,231	9,003	2.53%
Federal funds sold	1,017	5,035	-79.80%
Investment securities:
Held to maturity, at amortized cost	110	873	-87.40%
Available for sale, at market value	28,756	54,895	-47.62%
Other investments	9,934	5,462	81.87%
Loans held for Sale	47,150	0	N/A
Loans	248,972	211,231	17.87%
Less allowance for loan losses	(1,511)	(1,484)	1.82%
Net Loans	247,461	209,747	17.98%
Premises and equipment	4,824	5,001	-3.54%
Other assets	13,536	13,445	0.68%
Total Assets	$369,957	$309,126	19.68%

Liabilities
Deposits:
Noninterest bearing demand	$40,694	$33,158	22.73%
Savings, N.O.W. and Money Market Accounts	86,307	85,421	1.04%
Certificates of deposit	119,504	122,171	-2.18%
Total deposits	246,505	240,750	2.39%
Short-term debt	57,362	6,365	801.21%
Long-term debt	26,461	24,784	6.77%
Other liabilities	5,369	4,908	9.39%
Total Liabilities	335,697	276,807	21.27%
Shareholders' Equity
Common stock $5 par value, 2,411,541 and 2,420,478
issued and outstanding in 2004 and 2003, respectively	$12,058	$12,102	-0.36%
Surplus	101	262	-61.45%
Retained earnings	22,300	19,734	13.00%
Accumulated other comprehensive income (loss)	(199)	221	-190.05%
Total Stockholders' Equity	34,260	32,319	6.01%
Total Liabilities and Stockholders' Equity	$369,957	$309,126	19.68%

F & M Bank Corp.
Consolidated Statements of Income
(In Thousands Except Share Data and Note)

	Three Months Ended			Twelve Months Ended
	December 31			December 31
	2004	2003	Change	2004	2003	Change
Interest Income
Interest and fees on loans	4,203	3,485	20.60%	15,043	14,122	6.52%
Interest and dividends on investment securities	327	525	-37.71%	1,550	2,218	-30.12%
Interest on bank balances	36	40	-10.00%	178	174	2.30%
Interest on federal funds sold	11	28	-60.71%	32	169	-81.07%
Total Interest Income	4,577	4,078	12.24%	16,803	16,683	0.72%

Interest Expense
Interest on demand accounts	54	44	22.73%	206	213	-3.29%
Interest on savings deposits	115	109	5.50%	452	488	-7.38%
Interest on time deposits	839	919	-8.71%	3,313	4,019	-17.57%
Total interest on deposits	1,008	1,072	-5.97%	3,971	4,720	-15.87%

Interest on short-term debt	270	8	3275.00%	419	44	852.27%
Interest on long-term debt	250	281	-11.03%	1,006	1,246	-19.26%
Total Interest Expense	1,528	1,361	12.27%	5,396	6,010	-10.22%

Net Interest Income	3,049	2,717	12.22%	11,407	10,673	6.88%
Provision for Loan Losses	60	61	-1.64%	240	226	6.19%
Net Interest Income After Provision for
Loan Losses	2,989	2,656	12.54%	11,167	10,447	6.89%

Noninterest Income
Service Charges on Deposit Accounts	221	242	-8.68%	911	905	0.66%
Securities Gains (Losses)	123	(108)	N/A	532	179	197.21%
Other Operating Income	359	376	-4.52%	1,345	1,403	-4.13%
Total Noninterest Income	703	510	37.84%	2,788	2,487	12.10%

Noninterest Expense
Personnel Expense	1,102	1,081	1.94%	4,391	4,129	6.35%
Occupancy Expense	113	112	0.89%	414	407	1.72%
Equipment Depreciation and Maintenance	103	115	-10.43%	421	408	3.19%
Intangibles amortization	69	69	0.00%	276	276	0.00%
Other operating expense	620	479	29.44%	2,240	2,036	10.02%
Total Noninterest Expense	2,007	1,856	8.14%	7,742	7,256	6.70%
Income Before Income Taxes	1,685	1,310	28.63%	6,213	5,678	9.42%
Income Taxes	502	418	20.10%	1,863	1,666	11.82%
Net Income	$1,183	$892	32.62%	$4,350	$4,012	8.42%

Per Share Data
Net Income	$0.49	$0.37	32.43%	$1.80	$1.66	8.43%

Cash Dividends Declared	$0.19	$0.18	5.56%	$0.74	$0.70	5.71%

Equivalent Shares Outstanding	2,405,158	2,411,099	-0.25%	2,413,668	2,417,807	-0.17%